LOOMIS SAYLES MULTI-ASSET INCOME FUND

Supplement dated February 3, 2020 to the Loomis Sayles Multi-Asset Income Fund Prospectus and Statement of Additional Information, each dated May 1, 2019, as may be revised and supplemented from time to time.

On February 3, 2020, the Loomis Sayles Multi-Asset Income Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.